UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 19, 2009

Bell Microproducts Inc.
(Exact name of registrant as specified in its charter)

California	0-21528	94-3057566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1941 Ringwood Avenue, San Jose, California		95131-1721
(Address of principal executive offices)		(Zip Code)

408-451-9400
Registrant’s telephone number, including area code:

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.
Item 7.01	Regulation FD Disclosure.
Item 9.01	Financial Statements and Exhibits.

SIGNATURES

Exhibit Index

10.1
10.2
10.3
10.4
10.5
10.6

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           On May 21, 2009, the board of directors (the “Board”) of Bell Microproducts Inc. (the “Company”) approved the Bell Microproducts Inc. 2009 Equity Incentive Plan (the “Plan”), subject to approval by the Company’s shareholders.  On August 19, 2009, the Company’s shareholders approved the Plan as described in the Company’s proxy statement (“Proxy Statement”) filed with the Securities and Exchange Commission on July 10, 2009.  The Company is authorized to issue a total of 6,225,000 shares of common stock pursuant to the Plan, subject to adjustment as provided in the Plan, plus up to a maximum of 3,950,000 additional shares that are transferred in the future from the 1998 Stock Plan upon the expiration, forfeiture or repurchase of outstanding awards under that expired plan.  A summary of the Plan is set forth in the Proxy Statement under the heading “PROPOSAL TWO – APPROVAL OF THE 2009 EQUITY INCENTIVE PLAN,” and is incorporated herein by reference.

On August 20, 2009, the Board amended and restated the Plan.  The principal changes to the Plan were the following:

•
The definition of the term “Fair Market Value” was amended to refer specifically to the closing sale price of the common stock (or closing bid price if no sales occurred on the date in question) if traded over-the-counter and listed on an interdealer quotation system, including, without limitation, the OTC Bulletin Board or the Pink OTC Markets.  This provision previously referred to the mean between the high bid and low asked prices quoted by a recognized securities dealer.  The Company’s common stock is currently traded on the Pink Sheets Electronic OTC Market.

•
The Plan administrator may only accelerate vesting or waive forfeiture restrictions for up to ten (10%) percent of the maximum aggregate number of shares authorized for issuance under the Plan, except in the event of death, disability or retirement of a service provider or a change in control, in which case the Plan administrator may partially or fully accelerate vesting or waive forfeiture restrictions without counting against the 10% limit.

•
Make-up grants of options to outside directors that were originally scheduled to be made on August 20, 2009 will not be made until the making of such make-up grants is in compliance with all applicable laws.  This change was made in order to permit compliance with state securities laws.

•	The authority to make discretionary grants of awards to outside directors has been transferred from the Board to the Compensation Committee, which is the administrator of the Plan.

•
Language regarding the conditions on the issuance of common stock under the Plan has been expanded to include the requirement that the grant and issuance of all awards under the Plan (not just shares of common stock) must comply with all applicable laws.

The foregoing is qualified in its entirety by reference to the 2009 Equity Incentive Plan (Amended and Restated as of August 20, 2009), the form of Notice of Grant of Stock Option under the 2009 Equity Incentive Plan, and the form of Notice of Grant of Restricted Stock Units under the 2009 Equity Incentive Plan, attached to this report as Exhibits 10.1, 10.2, and 10.3, respectively, which are incorporated herein by reference.

(b)           On August 19, 2009, the Compensation Committee of the Board adopted modifications to the terms of the Management Retention Agreements with the Company’s named executive officers, other than our Chief Executive Officer, to ensure the agreement complies with various U.S. income tax provisions.

The foregoing is qualified in its entirety by reference to the form of the Management Retention Agreement attached to this report as Exhibit 10.4, which is incorporated herein by reference.

(c)           On August 19, 2009, the Compensation Committee of the Board determined that it would not be in the Company’s best interests to seek reimbursement or otherwise reduce future awards for payments made under the 2007 Management Incentive Plan in excess of the amounts earned and paid to one of our named executive officers, Graeme Watt, the Company’s President, Worldwide Distribution, as the calculation resulting in the overpayment was due largely to subsequent accounting adjustments.

(d)           On August 25, 2009, the Company entered into a revised Executive Employment Agreement with William E. Meyer, Executive Vice President and Chief Financial Officer, to ensure the agreement complies with various U.S. income tax provisions.

The foregoing is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.5 to this report and incorporated herein by this reference.

(e)           On August 25, 2009, the Company entered into a revised Executive Employment Agreement with Richard J. Jacquet, Senior Vice President, Human Resources, to ensure the agreement complies with various U.S. income tax provisions.

The foregoing is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.6 to this report and incorporated herein by this reference.

Item 7.01.                      Regulation FD Disclosure.

On July 14, 2009, the Company held an analyst meeting in which interested persons could participate in person or by webcast.  At the meeting, William E. Meyer, the Company’s Executive Vice President and Chief Financial Officer, made a presentation and very briefly referenced the internal investigations that led to the restatement of the Company’s historical financial statements.  In his comments, Mr. Meyer described the investigations and related conclusions as involving “no material misconduct,” which is not a complete and accurate description of the investigations or the related findings.

As reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”), the circumstances resulting in the restatement of the Company’s historical financial statements were complex, and resulted from three separate investigations, conducted over more than a year.  These investigations related to (a) stock-based compensation, (b) certain reserves, accruals and other accounting estimates, and (c) vender allowances.  Each investigation resulted in findings, and in each instance did not necessarily result in any conclusion with respect to the conduct of Company employees.  For information regarding the investigations related to the restatement, see the information under the caption Management’s Discussion and Analysis of Financial Condition and Results of Operations in Item 7 of the 2006 Form 10-K.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 10.1	2009 Equity Incentive Plan (Amended and Restated as of August 20, 2009).
Exhibit 10.2	2009 Equity Incentive Plan Form of Notice of Grant of Stock Options.
Exhibit 10.3	2009 Equity Incentive Plan Form of Notice of Grant of Restricted Stock Units.
Exhibit 10.4	Form of Management Retention Agreement.
Exhibit 10.5	Executive Employment Agreement between the Company and William E. Meyer dated August 25, 2009.
Exhibit 10.6	Executive Employment Agreement between the Company and Richard J. Jacquet dated August 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Microproducts Inc.
August 25, 2009	By:	/s/ Andrew S. Hughes
		Name:	Andrew S. Hughes
		Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No	Description
Exhibit 10.1	2009 Equity Incentive Plan (Amended and Restated as of August 20, 2009).
Exhibit 10.2	2009 Equity Incentive Plan Form of Notice of Grant of Stock Options.
Exhibit 10.3	2009 Equity Incentive Plan Form of Notice of Grant of Restricted Stock Units.
Exhibit 10.4	Form of Management Retention Agreement.
Exhibit 10.5	Executive Employment Agreement between the Company and William E. Meyer dated August 25, 2009.
Exhibit 10.6	Executive Employment Agreement between the Company and Richard J. Jacquet dated August 25, 2009.